Income Taxes	12 Months Ended
Dec. 31, 2015
Income Taxes [Abstract]
Income Tax Disclosure [Text Block]
Income Taxes
During 2015, the Company recognized income tax expense of $34, primarily as a result of income from certain foreign operations. Losses in the United States created a deferred income tax benefit which was completely offset by an increase to the valuation allowance.
During 2014, the Company recognized income tax expense of $22, primarily as a result of income from certain foreign operations. Losses in the United States and certain foreign jurisdictions created deferred income tax benefits which were completely offset by increases to the respective valuation allowances.
During 2013, the Company recognized income tax expense of $379, primarily as a result of the recording of a valuation allowance against its deferred tax assets in the U.S. Subsequent to the release of the valuation allowance in 2012, the Company executed the refinancing transactions in early 2013, which resulted in higher annual interest expense, and reached an agreement with a foreign tax authority to change certain intercompany agreements that will reduce future income. In addition, certain U.S. businesses experienced significant declines in the fourth quarter of 2013 as a result of sustained overcapacity in the epoxy resins market and increased competition from Asian exports. As a result of these events, the Company was forecasting to be in a three year cumulative loss position in 2014, which represented significant negative evidence to merit the establishment of a valuation allowance against all of the Company’s net U.S. federal and state deferred income tax assets.
Income tax expense detail for the Company for the years ended December 31, 2015, 2014 and 2013 is as follows:

	2015	2014	2013
Current:
State and local	$2	$2	$3
Foreign	25	26	24
Total current	27	28	27
Deferred:
Federal	—	1	347
State and local	—	(1)	11
Foreign	7	(6)	(6)
Total deferred	7	(6)	352
Income tax expense	$34	$22	$379

A reconciliation of the Company’s combined differences between income taxes computed at the federal statutory tax rate of 35% and provisions for income taxes for the years ended December 31, 2015, 2014 and 2013 is as follows:

	2015	2014	2013
Income tax benefit computed at federal statutory tax rate	$(8)	$(78)	$(74)
State tax provision, net of federal benefits	1	1	2
Foreign tax rate (benefit) expense differential	(15)	7	12
Foreign source income (loss) subject to U.S. taxation	41	20	(36)
Goodwill impairment	—	—	18
Losses and other expenses not deductible for tax	1	1	1
Increase in the taxes due to changes in valuation allowance	17	66	425
Additional tax expense on foreign unrepatriated earnings	18	8	22
Additional expense (benefit) for uncertain tax positions	3	(3)	42
Tax recognized in other comprehensive income	(1)	—	(2)
Changes in enacted tax laws and tax rates	(23)	—	(31)
Income tax expense	$34	$22	$379

In December 2015, the Protecting Americans from Tax Hikes Act of 2015 (the “2015 Act”) was signed into law. The 2015 Act extended the controlled foreign corporation look-through rule, which provides for the exclusion of certain foreign earnings from U.S. federal taxation through December 31, 2019. The impact of the 2015 Act has been accounted for in the period of enactment. As a result, the company recognized a tax benefit of $23 during the year ended December 31, 2015.
In January 2013, the American Taxpayer Relief Act of 2012 (the “2012 Act”) was signed into law. The 2012 Act retroactively reinstated and extended the controlled foreign corporation look-through rule, which provides for the exclusion of certain foreign earnings from U.S. federal taxation from January 1, 2012 through December 31, 2013. The impact of the 2012 Act has been accounted for in the period of enactment. As a result, the Company recognized a tax benefit of $29 during the year ended December 31, 2013.
In 2013, the Company reached a settlement agreement with tax authorities in a foreign jurisdiction as a result of negotiations related to various intercompany transactions. As a result, the Company released approximately $36 of unrecognized tax benefits during the year ended December 31, 2013. The tax benefit from the release was offset by an increase in the valuation allowance in this foreign jurisdiction. Consequently, as a result of the settlement in 2013, the Company reversed a domestic deferred tax asset related to these various intercompany transactions that resulted in a tax expense of approximately $54 during the year ended December 31, 2013.
The domestic and foreign components of the Company’s loss before income taxes for the years ended December 31, 2015, 2014 and 2013 is as follows:

	2015	2014	2013
Domestic	$(242)	$(191)	$13
Foreign	220	(31)	(223)
Total	$(22)	$(222)	$(210)

The tax effects of significant temporary differences and net operating loss and credit carryforwards, which comprise the Company’s deferred tax assets and liabilities at December 31, 2015 and 2014 is as follows:

	2015	2014
Assets:
Non-pension post-employment	$5	$8
Accrued and other expenses	107	91
Property, plant and equipment	3	3
Loss and credit carryforwards	599	647
Intangibles	6	8
Pension and postretirement benefit liabilities	45	58
Gross deferred tax assets	765	815
Valuation allowance	(611)	(588)
Net deferred tax asset	154	227
Liabilities:
Property, plant and equipment	(108)	(119)
Unrepatriated earnings of foreign subsidiaries	(25)	(73)
Intangible assets	(20)	(25)
Gross deferred tax liabilities	(153)	(217)
Net deferred tax asset	$1	$10

The following table summarizes the presentation of the Company’s net deferred tax asset in the Consolidated Balance Sheets at December 31, 2015 and 2014:

	2015	2014
Assets:
Current deferred income taxes (Other current assets)	$—	$11
Long-term deferred income taxes	13	18
Liabilities:
Long-term deferred income taxes	(12)	(19)
Net deferred tax asset	$1	$10

Hexion LLC, the Company’s parent, is not a member of the registrant. Hexion LLC and its eligible subsidiaries file a consolidated U.S. Federal income tax return. Therefore, the Company can utilize Hexion LLC's tax attributes or vice versa. Cumulative income at Hexion LLC has reduced the amount of net operating loss carryforwards otherwise available to the Company by $26. However, since the Company accounts for Hexion LLC under the separate return method, the utilization is not reflected in the above gross deferred tax asset - loss and credit carryforwards. Further, the valuation allowance above does not reflect the related $26 offset.
As of December 31, 2015, the Company had a $611 valuation allowance for a portion of its net deferred tax assets that management believes, more likely than not, will not be realized. The Company’s deferred tax assets include federal, state and foreign net operating loss carryforwards. The federal net operating loss carryforwards available are $1,070, which is reduced by the cumulative income from Hexion LLC, as described above. The federal net operating loss carryforwards expire beginning in 2026. The Company’s deferred assets also include minimum tax credits of $2, which are available indefinitely. A full valuation allowance has been provided against these items. The Company has provided a full valuation allowance against its state deferred tax assets, primarily related to state net operating loss carryforwards of $70. A valuation allowance of $107 has been provided against a portion of foreign net operating loss carryforwards, primarily in Germany and the Netherlands.
As of December 31, 2015, the Company is no longer asserting indefinite reinvestment of undistributed earnings of its foreign subsidiaries outside of the United States. Accordingly, a related deferred tax liability of $25 has been established.
During 2015, certain foreign jurisdictions generated significant income resulting in the previous unrepatriated earnings being deemed repatriated under U.S. tax law. The corresponding amount was a reduction to the respective loss carryforward.

The following table summarizes the changes in the valuation allowance for the years ended December 31, 2015, 2014 and 2013:

	Balance at Beginning of Period	Changes in Related Gross Deferred Tax Assets/Liabilities	Charge	Balance at End of Period
Valuation allowance on Deferred tax assets:
Year ended December 31, 2013	$122	$(29)	$425	$518
Year ended December 31, 2014	518	4	66	588
Year ended December 31, 2015	588	6	17	611

Examination of Tax Returns
The Company conducts business globally and, as a result, certain of its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business, the Company is subject to examinations by taxing authorities throughout the world, including major jurisdictions such as the United States, Brazil, Canada, China, the Czech Republic, Germany, Italy, Netherlands and the United Kingdom.
With minor exceptions, the Company’s closed tax years for major jurisdictions are years prior to: 2012 for United States, 2010 for Brazil, 2011 for Canadian Federal, 2004 for Canadian Provincial, 2012 for China, 2010 for the Czech Republic, 2010 for Germany, 2007 for Italy, 2009 for Netherlands and 2011 for the United Kingdom.
The Company continuously reviews issues that are raised from ongoing examinations and open tax years to evaluate the adequacy of its liabilities. As the various taxing authorities continue with their audit/examination programs, the Company will adjust its reserves accordingly to reflect these settlements.
Unrecognized Tax Benefits
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2015	2014
Balance at beginning of year	$66	$70
Additions based on tax positions related to the current year	4	7
Additions for tax positions of prior years	2	2
Reductions for tax positions of prior years	(3)	(7)
Settlements	—	(1)
Foreign currency translation	(7)	(5)
Balance at end of year	$62	$66

During the year ended December 31, 2015, the Company decreased the amount of its unrecognized tax benefits, including its accrual for interest and penalties, by $1, primarily as a result of a release of unrecognized tax benefits from negotiations with foreign jurisdictions, lapses of statute of limitations and foreign currency translation, offset by increases in the unrecognized tax benefit for various intercompany transactions. During the years ended December 31, 2015, 2014 and 2013, the Company recognized approximately $3, $3 and $6, respectively, in interest and penalties. The Company had approximately $37 and $34 accrued for the payment of interest and penalties at December 31, 2015 and 2014, respectively.
$62 of unrecognized tax benefits, if recognized, would affect the effective tax rate; however, a portion of the unrecognized tax benefit would be in the form of a net operating loss carryforward, which would be subject to a full valuation allowance. The Company anticipates recognizing less than $4 of the total amount of unrecognized tax benefits within the next 12 months as a result of negotiations with foreign jurisdictions and completion of audit examinations.